Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K/A of TransDigm Group Incorporated (the “Company”) for the fiscal year ended September 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, W. Nicholas Howley, Chairman of the Board of Directors, President and Chief Executive Officer (Principal Executive Officer), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2.
The information contained in the Report fairly presents in all material respects, the financial condition of the Company as of the dates indicated and results of operations of the Company for the periods indicated.

Date: November 18, 2016

/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: Chairman of the Board of Directors, President and Chief
Executive Officer (Principal Executive Officer)